UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported) May 4, 2005 (May 4, 2005)

                                  QUOVADX, INC.
                                  -------------

             (Exact name of Registrant as Specified in its Charter)


         Delaware                     000-29273                  85-0373486
-----------------------------        ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2005, Quovadx, Inc., a Delaware corporation (the "Registrant" or "Company"), issued a press release announcing its financial results for its first quarter ended March 31, 2005. The press release is attached as Exhibit
99.1 to this Form 8-K, the text of which is incorporated herein by reference.

Exhibit 99.1 to this Form 8-K contains "non-GAAP financial measure(s)" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The non-GAAP financial measures are EBITDA and net loss for the quarter ended March 31, 2004. EBITDA and Non-GAAP net loss for the quarter ended March 31, 2004 should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"). Reconciliations of EBITDA and Non-GAAP net loss for the quarter ended March 31, 2004, as compared to the most directly similar GAAP financial measures, are presented in the EBITDA reconciliation table at the end of the press release. The Company believes that such presentation provides useful information to management and to investors.

The information in this Item 2.02 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.


Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit
     Number     Exhibit
     ------     -------

      99.1      Press release of the Registrant, dated May 4, 2005


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           QUOVADX, INC.

Date: May 4, 2005
                                                           /S/ LINDA K. WACKWITZ
                                                           ---------------------
                                                           Linda K. Wackwitz
                                                           Secretary

                                  EXHIBIT INDEX


     Exhibit
     Number     Exhibit
     ------     -------

      99.1      Press release of the Registrant, dated May 4, 2005